UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) May 22, 2007 (May 22, 2007)
                             -----------------------


                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

    Maryland                  001-32136                    20-0057959
 ---------------             -----------               -------------------
 (State or other             (Commission                 (IRS Employer
 jurisdiction of             File Number)                Identification No.)
 incorporation)


        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553


              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                        2

                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

Item 8.01  Other Events.

      On May 22, 2007, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that the Company, as part of an investor group, closed on the sale of the 200 Fifth Avenue property, one of the buildings that comprise the "Toy Center." A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.


(c)   Exhibits

      Exhibit Number

      99.1  Press Release, dated May 22, 2007.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 22, 2007         ARBOR REALTY TRUST, INC.
                             By:    /s/ Walter K. Horn
                                    ------------------------------------------
                             Name:  Walter K. Horn
                             Title: General Counsel, Secretary and Director of
                             Compliance

                                  EXHIBIT INDEX

    Exhibit Number
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          99.1          Press Release, dated May 22, 2007.